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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 30, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                        Factory Card & Party Outlet Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  333-21859                    36-3652087
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  2727 Diehl Road, Naperville, Illinois 60563
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               (Address of principal executive offices) (Zip Code)


                                 (630) 579-2000
                         -------------------------------
                         (Registrant's telephone number)

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Item 5.  Other Events.

On April 30, 2003, Factory Card & Party Outlet Corp. ("FCPO") issued a press release announcing the restatement of financial results related to pre-emergence reorganization gain. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Exhibits

         99.1   Press Release issued by FCPO dated April 30, 2003.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FACTORY CARD & PARTY OUTLET CORP.


                                      /s/ James D. Constantine
                                      ------------------------------------
                                      James D. Constantine
Dated:  April 30, 2003                Executive Vice President and
                                      Chief Financial and Administrative Officer

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                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

   99.1          Press Release issued by FCPO dated April 30, 2003



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